SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): July 16, 2002


                                FONIX CORPORATION
             (Exact name of registrant as specified in its Charter)


         Delaware                       0-23862               87-0380088
(State or other jurisdiction    (Commission File Number)   (IRS Employer
  of incorporation)                                       Identification No.)


180 West Election Road, Suite 200, Draper, Utah         84020
(Address of principal executive offices)              (Zip Code)


Registrant's Telephone Number, Including Area Code:  (801) 553-6600




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ITEM 4.  Change in Registrant's Certifying Accountant.

         On July 16, 2002, Fonix Corporation (the "Company")engaged the accounting firm of Hansen Barnett & Maxwell ("Hansen Barnett") as the Company's independent public accountants to review the Company's interim financial statements beginning with our fiscal quarter ended June 30, 2002, and to audit our financial statements beginning with our fiscal year ending December 31, 2002. We terminated our relationship with and dismissed our former independent public accountants, Arthur Andersen LLP ("Andersen"), effective with the appointment of Hansen Barnett. The dismissal of Andersen and the appointment of new independent public accountants were approved by the Company's Audit Committee and Board of Directors on July 12, 2002.

         During the period from the date of Andersen's engagement as our independent public accountants to July 16, 2002, the Company did not consult with Hansen Barnett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         During the most recent fiscal years ended December 31, 2001 and 2000, and the interim period subsequent to December 31, 2001, through the date of dismissal of Andersen, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that would have caused Andersen to make references in their report to such disagreements.

         Andersen's report on the financial statements of the Company for the year ended December 31, 2001, contained no adverse opinion or disclaimer of opinion and was not modified as to audit scope or accounting principles, except that Andersen's report dated February 26, 2002, contained an explanatory paragraph regarding the Company's ability to continue as a going concern. Similarly, Andersen's report on the financial statements of the Company for the year ended December 31, 2000, contained no adverse opinion or disclaimer of opinion and was not modified as to audit scope or accounting principles, except that Andersen's report dated March 29, 2001, contained an explanatory paragraph regarding the Company's ability to continue as a going concern.


         We have provided Andersen with a copy of this disclosure and requested that they furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether they agree with the above statements. A representative of Andersen advised the Company that Andersen is no longer in a position to provide letters relating to its termination as a former audit client's independent public accountant, and that Andersen's inability to provide such letters has been discussed with the Staff at the Commission.

ITEM 7.   Financial Statements and Exhibits

         (a)      Financial Statements

                  None

         (b)      Exhibits

                  None







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FONIX CORPORATION
                                   (Registrant)




                                   By: /s/ Thomas A. Murdock
                                      -----------------------------------
Date: July 16, 2002                   Thomas A. Murdock
                                      President and CEO
                                      (Principal Executive Officer)



                                   By: /s/ Roger D. Dudley
                                      -----------------------------------
                                      Roger D. Dudley
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (Principal Accounting Officer)